THE ADVISORS' INNER CIRCLE FUND

                                  SYNOVUS FUNDS
                           LARGE CAP CORE EQUITY FUND
                               MID CAP VALUE FUND
                           INTERMEDIATE-TERM BOND FUND
                           GEORGIA MUNICIPAL BOND FUND

                       SUPPLEMENT DATED DECEMBER 24, 2003
           TO THE INSTITUTIONAL SHARES PROSPECTUS DATED MARCH 1, 2003


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE INSTITUTIONAL SHARES PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE INSTITUTIONAL SHARES PROSPECTUS.

--------------------------------------------------------------------------------

Effective December 31, 2003, the "Portfolio Managers" section on page 20 is removed and replaced with the following:

PORTFOLIO MANAGERS:

Synovus Investment Advisors, Inc. ("Synovus Investment Advisors") manages the Funds using a team of investment professionals. No one person is primarily responsible for making investment recommendations to the team.

Mark J. Brown is Chief Investment Officer with over 22 years of experience managing trust assets. He is responsible for each Fund's overall investment strategy. Mr. Brown co-manages the Intermediate-Term Bond and Georgia Municipal Bond Funds. Mr. Brown is a graduate of Florida State University and Southern Trust School. He joined the Synovus Asset Management team in 1996.

Megan L. Busby, CFA, is a vice President and Senior Portfolio Manager with over 16 years of investment experience. Ms. Busby co-manages the Intermediate-Term Bond and Georgia Municipal Bond Funds. She holds an undergraduate degree form the Georgia Institute of Technology, an MBA from Georgia State University, and has been a Chartered Financial Analyst since 1990. She joined the Synovus Asset Management team in 1987.

B. Randall Merchant is a Vice President and Senior Portfolio Manager with over 17 years of investment experience. Mr. Merchant co-manages the Large Cap Core Equity Fund. He is a graduate of the University of Georgia and Cannon Financial Institute. His career with the Synovus Asset Management team began in 1993.

Dan Davidson, CFP, is a Vice-President and Senior Portfolio Manager with over 14 years of portfolio management experience. Mr. Davidson co-manages the Large Cap Core Equity Fund. He earned a BS degree in accounting from Auburn University and an MBA in Finance from the University of Alabama. He is a graduate of Cannon Financial Institute and began his career with the Synovus Asset Management team in 1999, after working for Compass Bancshares since 1989.

John Gross, CFA, is a Vice-President and Senior Portfolio Manager with over 22 years of investment management experience. Mr. Gross co-manages the Large Cap Core Equity Fund. He graduated from the University of Missouri with a BA, the University of Nebraska with an MA, and the University of West Florida with an MBA. He joined the Synovus Asset Management team in 2000 as a Senior Portfolio Manager responsible for the Florida market. Before joining Synovus, Mr. Gross spent 17 years as a Vice President and Portfolio Manager at Citizens & Peoples bank which was ultimately acquired by Bank of America.

Neal Price is a Vice-President and Senior Portfolio Manager with over 17 years of investment experience. Mr. Price co-manages the Large Cap Core Equity, Intermediate-Term Bond Fund, and Georgia Municipal Bond Funds. Mr. Price holds an MBA from Samford University, where he graduated with honors and received the Graduate Award for Outstanding Achievement. He earned a BS at the University of South Carolina. Mr. Price worked for Compass Bancshares from 1993 until he joined the Synovus Asset Management team in 1998. He is a member of the National Honor Society for Business and the Alabama Security Dealers Association.

Nathan Love is a Portfolio Manager who has been with Synovus since 1998. Mr. Love co-manages the Large Cap Core Equity Fund, the Intermediate-Term Bond and Georgia Municipal Bond Funds. He earned a BS degree at the Citadel, the Military College of South Carolina and is a graduate of Cannon Financial Institute.

Zachary D. Farmer is an Assistant Vice President and Portfolio Manager. Mr. Farmer co-manages the Large Cap Core Equity Fund. He earned a BS degree in finance from Auburn University in 1997. He joined Synovus in 1997.

Matthew D. Weatherly is a Portfolio Manager. Mr. Weatherly co-manages the Large Cap Core Equity, Intermediate-Term Bond and Georgia Municipal Bond Funds. He earned a BS degree in finance from Birmingham Southern College and earned his MBA in International Finance from the University of South Carolina in 2000. He joined the Synovus Asset Management team in 2000.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


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